SUBSCRIPTION # _____

EWELLNESS HEALTHCARE CORPORATION

SUBSCRIPTION AGREEMENT FOR COMMON SHARES IN CONVERSION OF DEBT

SUBSCRIPTION AGREEMENT FOR U.S.RESIDENTS

The undersigned “Subscriber”, on the terms and conditions herein set forth, hereby irrevocable submits this subscription agreement (the “Subscription Agreement”) to EWELLNESS HEALTHCARE CORPORATION a Nevada corporation (the “Company”), in connection with a conversion of debt into equity of the Company by way of a private offering of common stock (the “Offering”) to convert outstanding indebtedness of the Company owned to various third-party vendors in connection with goods and services provided in a sum of up to US$200,000 through the conversion and sale of up to 20 units of the Company’s securities at Ten Thousand Dollars ($10,000.00) per unit. Each Unit is comprised of: (i) two hundred thousand (200,000) common shares (representing $0.05 per common share); and (ii) a warrant to purchase one hundred thousand (100,000) shares of common stock of the Company at one dollar (US$1.00) per share for a period of Three (3) years from the date of issuance (the “Warrant”) (the Common Stock together with the Warrant shall be collectively referred to as the “Unit” or “Units”).

Whereas, the Company is indebted to various third-party vendors in connection with the provision of valuable goods and services to the Company, with such services unrelated to the provision of investor relations or capital raising services, or any other service for which the conversion of debt into equity is not permitted.

Whereas, in connection with its purchase the undersigned represents and warrants to the Company the following: The Company’s private offering of common stock is being made to “accredited” investors within the meaning of Rule 506 of Regulation D promulgated by the Securities Exchange Commission under the Securities

Act of 1933, as amended (the “Securities Act”).

Now, Therefore, witness this subscription:

l. Subscription for the Conversion of Debt for the Purchase of Units

THE UNDERSIGNED hereby subscribes to purchase. 7 Units at $10,000.00 per Unit for a total subscription of $70,000. In this regard, the Subscriber agrees to issue a statement of conversion acknowledging the conversion of existing debt in payment of the subscription amount noted above.

1.2 Offer to Purchase. Subscriber hereby irrevocably offers to purchase the common stock and tenders, herewith, the total price noted above payable to the order of EWELLNESS HEALTHCARE CORPORATION. Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber’s death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

1.3 Effect of Acceptance. Subscriber hereby acknowledges and agrees that on the Company’s acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Units (and the underlying common stock, the Warrants and the common stock issuable upon exercise of the Warrants) and the Company will be entitled to receive the purchase price of the Units by way of a reduction of indebtedness payable by the Company on account with the Subscriber as specified herein.

2. Representation as to Investor Status.

2.1 Accredited Investor. In order for the Company to sell the common stock in conformance with state and federal securities laws, the following information must be obtained regarding Subscriber’s investor status. Please initial each item applicable to you as an investor in the Company and attach a copy of Accredited Status Certification Letter attached here to as Exhibit A if the Subscriber is an Accredited Investor.

___ (a) A natural person whose net worth, either individually or jointly with such person’s spouse, at the time of Subscriber’s purchase, exceeds $1,000,000;

___ (b) A natural person who had an individual income in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

___ (c) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

___ (d) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

___ (e) An insurance company as defined in section 2(13) of the Exchange Act;

___ (f) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___ (g) A Small Business investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___ (h) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___ (i) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___ (j) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___ (k) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring Series B Notes and Warrants, with total assets in excess of $5,000,000;

___ (l) A director or executive officer of the Company;

___ (m) A true with total assets in excess of $5,000,000, not formed for the specific purpose of acquires B Notes and Warrants, whose purchase is directed by a sophisticated person who has such knowledge experience in financial and business matters that such person is capable of evaluating the merits and risks investing in the Company;

___ (n) An entity in which all of the equity owners qualify under any of the above subparagraphs.

___ (o) Subscriber does not qualify under any of the investor categories set forth in (a) through (I) above.

2.2 Net Worth. The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person’s primary home).

2.3 Income. In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2.4 Type of Subscriber. Indicate the form of entity of Subscriber:

[ ] individual	[ ] Limited Partnership
[X] Corporation	[ ] General Partnership
[ ] Revocable Trust
[ ] Other Type of Trust (indicate type): ____________________
[ ] Other (indicate form of organization): ___________________

(a)       If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed:____________.

(b)       If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (i) was not organized or reorganized for the specific purpose of acquiring the shares of common stock of the Company and (ii) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

_____     True

_____     False

If the “‘false” box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

2.5       Other Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a)       The Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) are being acquired for Subscriber’s own account for investment with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Units. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the shares of common stock by anyone but Subscriber.

(b)       Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Units that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber’s entire investment in the Company.

(c)       Subscriber has received, has read and understood and is familiar with this Subscription Agreement, the Units and the common stock and the exercise of the Warrants.

(d)       Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Units. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s and its subsidiaries’ business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance or the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s and its subsidiaries’ control. Additionally, Subscriber understands and represents that he is purchasing the Units no withstanding the fact that the Company and its subsidiaries, if any, may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the common stock.

(e)      No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(f)      Subscriber has investigated the acquisition of the Units to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(g)      Subscriber, either personally, or together with his advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Units), has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of purchasing the Units and of making an informed investment decision with respect thereto.

(h)      Subscriber is aware that Subscriber’s rights to transfer the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Units (or the underlying common stock and purchase warrants) without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(i)      Subscriber understands and agrees that the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) it acquires have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) offered by the Company as set forth in the Memorandum. Subscriber further acknowledges that Subscriber is purchasing the Units after having been provided with the Memorandum.

(j)      The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability.

(k)      Subscriber understands that the certificates or other instruments representing the Units, as well as the common stock issuable thereby upon the conversion of the Convertible Notes and the common share purchase warrant shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates and common share purchase certificates, if any):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE LAW, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

(I)      Subscriber also acknowledges and agrees to the following:

(i)       An investment in the Units is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii)       There is no assurance that a public market for the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) will be available and that, as a result. Subscriber may not be able to liquidate Subscriber’s investment in the Units should a need arise to do so.

(m)     Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Units.

(n)      Subscriber’s address set forth below is his or her correct residence address.

(o)      Subscriber has full power and authority to make the representations referred to herein, to purchase the Units and to execute and deliver this Subscription Agreement.

(p)      Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Units under the federal and state securities laws and for other purposes.

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the a(acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

3.       Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

4.       Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) shall be made only in accordance with applicable federal and state securities laws.

5.       Termination of Agreement; Return of Funds. In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, in the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

6.       Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mail by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth on the first page of this Agreement, or at such other place as the Company may designate by written notice to Subscriber.

7.       Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

8.       Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

9.       Headings. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: December    , 2016

Signature(s):

Name (Please Print):

Residence Address:

Phone Number:	(______)_____-______________

Cellular Number:	(______)_____-______________

Social Security Number:	____________________

Email address:	___________@______________________

ACCEPTANCE

EWELLNESS HEALTHCARE CORPORATION
a Nevada corporation

Date: December 7, 2016

By:	/s/ Douglas MacLellam
Douglas MacLellam, Chairman

CORPORATIONS PARTNERSHIPS TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: December 16, 2016

Name of Purchaser (Please Print):		JFS Investments, Inc.

	By:	/s/ Joseph Salvani

Name (Please Print):		Joseph Salvani

Title		Chairman

Address:		35 Crest Loop

Staten Island, NY, 10312

Phone Number:		(718) 966-4832

Cellular Number:		(917) 494-9081

Taxpayer ID Number:		14-1869301

Email address:		mstreetipo@aol.com

ACCEPTANCE

EWELLNESS HEALTHCARE CORPORATION
a Nevada corporation

Date: December 7, 2016

By:	/s/ Douglas MacLellam
Douglas MacLellam, Chairman

INVESTMENT LETTER

EWELLNESSHEALTHCARE CORPORATION

11825 Major Street

Culver City, California 90230

Re:	Subscription Agreement for eWellncss Healthcare Corporation (the “Company”) Units

Dear Sirs:

I hereby certify and warrant that I am acquiring 7 Units of EWELLNESS HEALTHCARE CORPORATION for an aggregate purchase price of $70,000 of Units for my own account and for investment purposes. I represent and warrant that I am able to bear the economic risks of this investment and that I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of said Units. No one other than me has any beneficial interest in said Units.

I agree that I will in no event sell or distribute any of said Units unless in the opinion of the Company’s counsel such common stock may be legally sold following registration under the Securities Act of 1933, as amended.

I am fully aware that said Units are being offered and sold by the Company in reliance on the exemption provided for by Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts the sale of Units by an issuer where no public offering is involved, and on my certification and warranties herein and the truth and accuracy of said statement.

I acknowledge by my execution that I have been given access to your books, records and properties, and have had the opportunity to inspect, to my full and complete satisfaction prior to the purchase of the Units, and that I have been informed as to the Company’s intended conversion of the debt to reduce the overall debt owed by the Company. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of the Company’s records and my questioning of its officers.

I further certify that my domicile is located at the following address: 35 Crest Loop Staten Island, NY, 10312.

Very truly yours,

/s/ Joseph Salvani
Subscriber Signature

Date: 12/02/16

SUBSCRIPTION #001

EWELLNESS HEALTHCARE CORPORATION

SUBSCRIPTION AGREEMENT FOR COMMON SHARES IN CONVERSION OF DEBT

SUBSCRIPTION AGREEMENT FOR U.S. RESIDENTS

The undersigned “Subscriber’’, on the Terms and condition herein set forth hereby irrevocable submits this subscription agreement (the “Subscription Agreement”) to EWELLNESS HEALTHCARE CORPORATION Nevada corporation (the “Company”), in connection with conversion of debt into equity of the Company by way of a private offering of common stock (the “Offering”) to convert outstanding indebtedness of the Company owed to various third party vendors in connection with goods and services provided in a sum of up to US$200,000 through the conversion and sale of up to 20 units of the Company’s securities at Ten Thousand Dollars ($10,000,00) per unit. Each Unit is comprised of: (i) two hundred thousand (200,000) common shares representing $0.05 per common share), and (ii) a warrant to purchase one hundred thousand (100,000) shares of the common stock of the Company at one dollar (US$1.00) per share for a period of Time (3) years from the date of issuance (the “warrant”). (the Common Stock together with the Warrant shall be collectively referred to as the“Unit” or “Unit”.

Whereas, the Company it indebted to van out third-party vendors in connection with the provision of valuable goods and services to the Company, with such services unrelated to the provision of investor relations or capital raising servicer, or any other services for which the conversion of debt into equity a not permitted.

Whereas, in connection with its purchase the undersigned represents and warrants lo the Company the following- The Company’s private offering of common stock is being made to “accredited” investors within the meaning of Rule 506 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

Now, Therefore, wellness this subscription:

1. Subscription for the Conversion for the Purchase of Units

THE UNDERSIGNED hereby subscribes to purchase five (5) units at $10,000.00 per Unit for a total subscription of $50,000,00. In the regard, the Subscriber agrees to issue a statement of conversion acknowledging the conversion of existing debt in payment of the subscription amount noted above.

1.2 Offer to Purchase. Subscriber hereby irrevocably. Offers to purchase the common stock and tenders, herewith, the total price noted above payable to the order of EWELLNESS HEALTHCARE CORPORATION, Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber’s death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

1.3 Effect of Acceptance. Subscriber hereby acknowledges and agrees that on the Company’s acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Units (and the underlying common stock, the Warrants and the common stock issuable upon exercise of the Warrants) and the Company will be entitled to receive the purchase price of the Units by way of a reduction of indebtedness payable by the Company on account with the Subscriber as specified herein.

2. Representation as to Investor Status.

2.1 Accredited Investor. In order for the Company to sell the common stock in conformance with state and federal securities laws, the following information must be obtained regarding Subscriber’s investor status. Please initial each item applicable to you as an investor in the Company and attach a copy of Accredited Status Certification letter attached hereto as Exhibit A if the Subscriber is an Accredited Investor.

_____ (a) A natural person whose net worth, either individually or jointly with such person’s spouse, at the time of Subscriber’s purchase exceeds $1,000,000;

_____  (b) A natural person who had an individual income in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

_____ (c) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_____  (d) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

_____  (e) An insurance company as defined in section 2(13) of the Exchange Act;

_____ (f) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____ (g) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____  (h) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____ (i) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, If a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____ (j) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____  (k) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a Corporation, business trust or partnership, not formed for the specific purpose of acquiring Series B Notes and Warrants, with total assets in excess of $5,000,000;

_____ (l) A director or executive officer of the Company;

_____ (m) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Series B notes and Warrants, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_____ (n) An entity in which all of the equity owners qualify under any of the above subparagraphs.

_____ (o) Subscriber does not qualify under any of the investor categories set forth in (a) through (1) above.

2.2 Net worth. The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person’s primary home).

2.3 Income. In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2.4 Type of Subscriber, Indicate the form of entity of Subscriber:

[ ]	Individual	[ ]	Limited Partnership
[X]	Corporation	[ ]	General Partnership
[ ]	Revocable Trust
[ ]	Other Type of Trust (indicate type):____________________
[ ]	Other (indicate form of organization): ___________________

(a) If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: June 10, 2010.

(b) If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (i) was not organized or reorganized for the specific purpose of acquiring the shares of common stock of the Company and (ii) has made investments prior to the date hereof, and each beneficial owner there of has and will share in the investment in proportion to his or her ownership interest in Subscriber.

[X]         True
______ False

If the “False” box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

2.5 Other Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) The Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) are being acquired for Subscriber’s own account for investment with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Units. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the shares of common stock by anyone but Subscriber.

(b) Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Units that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber’s entire investment in the Company.

(e)       Subscriber has received, has read and understood and is familiar with this Subscription Agreement, the Units and the common stock and the exercise of the Warrants.

(d) Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and us subsidiaries and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Units. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s and its subsidiaries’ business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of an kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s and its subsidiaries’ control. Additionally, Subscriber understands and represents that he is purchasing the Units notwithstanding the fact that the Company and its subsidiaries, if any, may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the common stock.

(e) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(f)       Subscriber has investigated the acquisition of the Units to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(g)       Subscriber, either personally, or together with his advisors (other than any securities broker/dealers who may receive compensation from the sale of am of the Units), has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of purchasing the Units and of making an informed Investment decision with respect thereto.

(h)       Subscriber is aware that Subscriber’s rights to transfer the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Units (or the underlying common stock and purchase warrants) without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(i)       Subscriber understands and agrees that the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) it acquires have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) offered by the Company as set forth in the Memorandum. Subscriber further acknowledges that Subscriber is purchasing the Units after having been provided with the Memorandum.

I

(j) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company, The Company has not, however, rendered any investment advice to the undersigned with respect To the suitability

(k) Subscriber understands that the certificates or other instruments representing the Units, as well as the common stock issuable thereby upon the conversion of the Convertible Notes and the common share purchase warrant shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates and common share purchase certificates, if any):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1913, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD. OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE LAW, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

(l) Subscriber also acknowledges and agrees to the following:

(i) An investment in the Units is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii) There is no assurance that a public market for the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) will be available and that, as a result, Subscriber may not be able to liquidate Subscriber’s investment in the Units should a need arise to do so.

(m) Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing In the Units.

(n) Subscriber’s address set forth below is his or her correct residence address.

(o) Subscriber has full power and authority to make the representations referred to herein, to purchase the Units and to execute and deliver this Subscription Agreement.

(p) Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Units under the federal and state securities laws and for other purposes.

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement. Subscriber shall give prompt notice of such tact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

3. Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

4. Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Units (and the shares of common stock and the common stock issuable upon exercise of the Warrants) shall be made only in accordance with applicable federal and state securities laws.

5. Termination of Agreement: Return of Funds. In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

6. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth on the first page of this Agreement, or at such other place as the Company may designate by written notice to Subscriber.

7. Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

8. Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

9. Headings. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: December    , 2016

Signature(s):

Name (Please Print):

Residence Address:

Phone Number:	(______)_____-______________

Cellular Number:	(______)_____-______________

Social Security Number:	____________________

Email address:	___________@______________________

ACCEPTANCE

EWELLNESS HEALTHCARE CORPORATION
a Nevada corporation

Date: December 2, 2016

By:	/s/ Douglas MacLellam
Douglas MacLellam, Chairman

NOT APPLICABLE

CORPORATIONS PARTNERSHIPS TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: December 01, 2016

Name of Purchaser (Please Print):		Summit Capital (USA) Inc.

	By:	/s/ Gregg C. E. Johnson

Name (Please Print):		Gregg C. E. Johnson

Title		President & CEO

Address:		605 W. Knox Rd., Suite 102

Tempe, AZ 85284

Phone Number:		(480) 588-3333

Cellular Number:		(602) 478-2929

Taxpayer ID Number:		27-2801917

Email address:		gjohnson@summitcapusa.com

ACCEPTANCE

EWELLNESS HEALTHCARE CORPORATION
a Nevada corporation

Date: December 2, 2016

By:	/s/ Douglas MacLellam
Douglas MacLellam, Chairman

INVESTMENT LETTER

E WELLNESS HEALTHCARE CORPORATION

11825 Major Street

Culver City. California 90230

Re:	Subscription Agreement for eWellness Healthcare Corporation (the“Company”) Units

Dear Sirs:

I hereby certify and warrant that we are acquiring five (5) Units of EWELLNESS HEALTHCARE CORPORATION for an aggregate purchase/conversion price of $50,000.00 of Units for our own account and for investment purposes We represent and warrant that we able to bear the economic risks of this investment and that we do not have any reason to anticipate any change in my circumstances. Financial of otherwise, nor any other particular occasion or event which should cause us to sell or distribute, or necessitate or require our sale or distribution of said Units No one other than us has am beneficial interest in said Units

We agree that we will in no event sell or distribute any of said Units unless in the opinion of the Company’s counsel such common stock may be legally sold following registration under the Securities Act of 1033, as amended.

We are fully aware that said Units are being offered and sold by the Company in reliance on the exemption provided for by Rule 506 of Regulation D and or Section 4(a)(2) of the Securities Act of 1933. As amended, which exempts the sale of Units by an issuer where no public offering is involved, and on our certification and warranties herein and the truth and accuracy of said statement.

We acknowledge by our execution that we have been given access to your books, records and properties, and have had the opportunity to inspect, lo our full and complete satisfaction prior to the purchase of the Units, and I run we have been informed as lo the Company’s intended conversion of me debt to reduce the overall debt owed by the Company. We represent and warrant that because of our experience in business and investments. We are competent lo make an informed investment decision with respect (hereto on the basis of our inspection of The Company’s records and our questioning of its officers.

I further certify that our domicile is located at the following address 605 W. Knox Rd., Suite 102 Tempe, AZ 85284

Very truly yours,

/s/ Gregg C. E. Johnson, President
Subscriber Signature Summit Capital (USA) Inc.

Date: December 01, 2016